UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
       Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)     August 28, 1996
                                                     -------------------------

                                      SB Partners
     -------------------------------------------------------------------------
               (Exact name of registrant as specified in its charter)

       New York                       000-08952                     13-6294787
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     (State or other jurisdiction    (Commission                 (IRS Employer
         of incorporation)           File Number)          Identification No.)

        666 Fifth Avenue, New York, NY                                 10103
     -------------------------------------------------------------------------
        (Address of principal executive offices)                    (Zip Code)

     Registrant's telephone number, including area code     (212) 408-2929
                                                       -----------------------

     -------------------------------------------------------------------------
           (Former name or former address, if changed since last report.)

     Item 2. Disposition of Assets

             As previously reported, the Registrant stopped making regularly scheduled payments on the mortgage note secured by 1010 Market Street office building in May, 1996. The lender, Connecticut General Life Insurance Company, filed a Notice of Default on May 9, and a notice of Acceleration of Debt on May 22, 1996. On August 1, 1996, the lender filed a Notice of Foreclosure Sale. Title to the property was taken by the lender on August 28, 1996 in a foreclosure sale. The foreclosure will have negative tax consequences for some partners.

     Item 7. Financial Statements

             The following pro forma financial statements reflect the disposition of the 1010 Market Street office building by the Registrant. The balance sheet as of the last filing, June 30, 1996 has been restated to reflect the removal of the assets and liabilities of the 1010 Market Street office building, and the statements of operations for both the six months ended June 30, 1996 and the year ended December 31, 1995 have been restated to reflect the results of operations of the Registrant as if the disposition had been consummated at the beginning of the periods presented.

             In addition, all items of income and related expenses of the International Jewelry Center have been removed from the statements of operations for the periods presented, in accordance with the rules and regulations regarding the filing of Form 8-K, as the Registrant disposed of this property during the same fiscal year. Please refer also to the Form 8-K dated May 22, 1996, filed earlier this year.

                                                               SB PARTNERS
                                                               -----------
                                                    (a New York limited partnership)
                                                     ------------------------------

                                                         PRO FORMA BALANCE SHEET
                                                         -----------------------
                                                                             JUNE 30,        PRO FORMA          RESTATED
                                                                              1996          ADJUSTMENTS         BALANCE
                                                                           AS REPORTED      (SEE NOTE 2)         SHEET
                                                                           -----------   -----------------      --------
      Assets:
        Investments -
          Real Estate, at cost
          Land                                                               $12,092,365       $ 6,978,674       $ 5,113,691
          Buildings, furnishings and improvements                             84,912,421        40,522,038        44,390,383
          Less - accumulated depreciation and valuation allowance            (28,909,650)      (11,454,800)      (17,454,850)
                                                                             -----------       -----------       -----------
                                                                              68,095,136        36,045,912        32,049,224

          Investment in joint venture                                         10,597,749                 0        10,597,749
                                                                             -----------       -----------       -----------
                                                                              78,692,885        36,045,912        42,646,973
        Other assets-
         Cash and cash equivalents                                               202,678            59,724           142,954
         Accounts receivable, accrued interest and other                       3,865,720           939,610         2,926,110
                                                                             -----------       -----------       -----------
         Total assets                                                        $82,761,283       $37,045,246       $45,716,037
                                                                             ===========       ===========       ===========
     Liabilities:

         Mortgage notes payable                                              $66,792,492       $39,563,617       $27,228,875
         Accounts payable and accrued expenses                                 1,958,267           851,237         1,107,030
         Tenants security deposits                                               298,084            35,280           262,804
                                                                             -----------       -----------       -----------
         Total liabilities                                                    69,048,843        40,450,134        28,598,709
                                                                             -----------       -----------       -----------

      Partners' Capital:
      Units of partnership interest without par value;
         Limited partners - 7,753 units                                       13,729,107        (3,404,449)       17,133,556
         General partner - 1 unit                                                (16,667)             (439)          (16,228)
                                                                            ------------       -----------       -----------
                                                                              13,712,440        (3,404,888)       17,117,328
                                                                             -----------       -----------       -----------
               Total liabilities & partners' capital                         $82,761,283       $37,045,246       $45,716,037
                                                                             ===========       ===========       ===========

                                        See accompanying notes to pro forma financial statements.


                                                           SB PARTNERS
                                                           -----------
                                                 (a New York limited partnership)
                                                  ------------------------------
                                                PRO FORMA STATEMENT OF OPERATIONS
                                                ---------------------------------
                                                                       For the Six Months Ended June 30, 1996
                                                                       --------------------------------------
                                                                                PRO FORMA ADJUSTMENTS
                                                                                    (SEE NOTE 2)
                                                                                ---------------------
                                                                                                                 RESTATED
                                                              AS          INTERNATIONAL  1010 MARKET STREET       INCOME
                                                           REPORTED       JEWELRY CENTER   OFFICE BUILDING       STATEMENT
                                                           --------       --------------  ------------------     ---------
      Revenues:
      Rental income                                       $ 9,876,346        $ 2,848,479        $2,741,155        $4,286,712
      Interest on short-term investments                       34,197                  0               627            33,570
      Other                                                   264,066              4,373           132,780           126,913
                                                          -----------        -----------        ----------        ----------
          Total revenues                                   10,174,609          2,852,852         2,874,562         4,447,195
                                                          -----------        -----------        ----------        ----------

      Expenses:
      Interest on mortgage notes payable                    4,978,139          1,793,018         1,994,418         1,190,703
      Real estate operating expenses                        6,581,538          3,511,462           866,410         2,203,666
      Depreciation and amortization                         2,215,126            788,104           497,487           929,535
      Real estate taxes                                       670,883             85,476           209,291           376,116
      Management fees                                         846,736            122,000            83,000           641,736
      Other                                                   371,310            154,219            19,120           197,971
                                                          -----------        -----------        ----------        ----------
          Total expenses                                   15,663,732          6,454,279         3,669,726         5,539,727
                                                          -----------        -----------        ----------        ----------

               Loss from operations                        (5,489,123)        (3,601,427)         (795,164)       (1,092,532)

      Equity in net income of joint venture                   391,281                  0                 0           391,281
                                                          -----------        -----------        ----------        ----------
      Net loss before extraordinary items                  (5,097,842)        (3,601,427)         (795,164)         (701,251)

          Loss allocated to general partner                      (657)              (464)             (103)              (90)
                                                          -----------        -----------        ----------        ----------

          Loss allocated to limited partners              $(5,097,185)       $(3,600,963)       $ (795,061)       $ (701,161)
                                                          ===========        ===========        ==========        ==========

       Net Income (Loss) Per Unit
          of Limited Partnership Interest:                $   (657.45)       $   (464.46)       $  (102.55)       $   (90.44)
                                                          ===========        ===========        ==========        ==========

          Weighted Average Number of Units of Limited
             Partnership Interest Outstanding                   7,753              7,753             7,753             7,753
                                                          ===========        ===========        ==========        ==========

                                        See accompanying notes to pro forma financial statements.

                                                     SB PARTNERS
                                                     -----------
                                           (a New York limited partnership)
                                            ------------------------------
                                          PRO FORMA STATEMENT OF OPERATIONS
                                          ---------------------------------
                                                                        For the Year Ended December 31, 1995
                                                                        ------------------------------------
                                                                                PRO FORMA ADJUSTMENTS
                                                                                    (SEE NOTE 2)
                                                                                ---------------------
                                                                                                                 RESTATED
                                                              AS          INTERNATIONAL   1010 MARKET STREET      INCOME
                                                           REPORTED       JEWELRY CENTER    OFFICE BUILDING      STATEMENT
                                                           --------       --------------  ------------------     ---------
      Revenues:
      Rental income                                       $22,618,843        $ 6,769,633        $5,689,542       $10,159,668
      Interest on short-term investments                       73,984              9,518             1,542            62,924
      Other                                                   631,381              9,038           282,229           340,114
                                                          -----------        -----------        ----------       -----------
          Total revenues                                   23,324,208          6,788,189         5,973,313        10,562,706
                                                          -----------        -----------        ----------       -----------

      Expenses:
      Interest on mortgage notes payable                   11,462,066          4,261,797         3,275,579         3,924,690
      Real estate operating expenses                       10,307,816          3,251,448         1,756,963         5,299,405
      Depreciation and amortization                         5,176,543          1,827,830         1,032,293         2,316,420
      Real estate taxes                                     1,936,253            692,359           407,722           836,172
      Management fees                                       1,929,127            450,000           188,000         1,291,127
      Other                                                   544,592            141,458            19,195           383,939
                                                          -----------        -----------        ----------       -----------
          Total expenses                                   31,356,397         10,624,892         6,679,752        14,051,753
                                                          -----------        -----------        ----------       -----------

               Loss from operations                        (8,032,189)        (3,836,703)         (706,439)       (3,489,047)

      Equity in net income of joint venture                   725,118                  0                 0           725,118
      Gain on sale of investment in real estate             3,963,791                  0                 0         3,963,791
                                                          -----------        -----------        ----------       -----------

              Net income (loss)                            (3,343,280)        (3,836,703)         (706,439)        1,199,862
          Income (loss) allocated to general partner             (431)              (495)              (91)              155
                                                          -----------        -----------        ----------       -----------

          Income (loss) allocated to limited partners     $(3,342,849)       $(3,836,208)       $ (706,348)      $ 1,199,707
                                                          ===========        ===========        ==========       ===========

       Net Income (Loss) Per Unit
             of Limited Partnership Interest              $   (431.17)       $   (494.80)       $   (91.11)      $    154.74
                                                          ===========        ===========        ==========       ===========

          Weighted Average Number of Units of Limited
             Partnership Interest Outstanding                   7,753              7,753             7,753             7,753
                                                          ===========        ===========        ==========       ===========

                                        See accompanying notes to pro forma financial statements.

                                     SB PARTNERS
                                     -----------
                          (a New York limited partnership)
                          --------------------------------

                       NOTES TO PRO FORMA FINANCIAL STATEMENTS
                       ---------------------------------------

     (1) Accounting and Financial Reporting
         ----------------------------------
             The financial statements included herein are unaudited; however, the information reflects all adjustments (consisting solely of normal recurring adjustments) that are, in the opinion of management, necessary to a fair presentation of the financial position and results
         of operations for the periods presented.   Certain information and
         footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Registrant believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto included in the Registrant's latest quarterly report on Form 10-Q, annual report on Form 10-K, and Form 8-K dated May 22, 1996.

     (2) Pro Forma Adjustments
         ---------------------

             All the assets and related liabilities of the 1010 Market Street office building have been removed from the historical financial statements to reflect the disposition of the property. Assets removed include the building and related accumulated depreciation, and amounts recorded as receivable from tenants. Liabilities removed include the first mortgage secured by the property and the related accrued interest payable, and amounts recorded as tenant security deposits. The partners' capital accounts are adjusted accordingly.

             All items of income of the property have been removed from the statements of operations for the periods presented, including rental and other income received from tenants and interest earned on short-term investments. All expenses relating to the property, including interest accrued on the mortgage, real estate operating expenses and taxes, depreciation, and other expenses have also been removed from the statements of operations. In addition, management fees have been reduced to reflect the disposition of the property. The aforementioned income and expense adjustments have been prepared as if the disposition had taken place at the beginning of the periods presented.

             In addition, all items of income and related expenses of the International Jewelry Center have been removed from the statements of operations for the periods presented, in accordance with the rules and regulations regarding the filing of Form 8-K, as the Registrant disposed of this property during the same fiscal year. Please refer also to the Form 8-K dated May 22, 1996, filed earlier this year.


           5a

     (3) Gain on Disposition of Investment in Real Estate
         ------------------------------------------------

             The foreclosure sale of 1010 Market Street resulted in a gain of approximately $4,500,000. This gain is not reflected in the pro forma statements of operations. The gain for tax purposes will be computed using the tax basis of the asset disposed, and will differ from the gain reported on the financial statements. The foreclosure will have negative tax consequences for some partners.

                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SB Partners
                                       --------------------------------------
                                                     (Registrant)

                                       By: SB PARTNERS REAL ESTATE CORPORATION
                                           GENERAL PARTNER


     Date   September 12, 1996          /s/ George N. Tietjen III
          ------------------------     ---------------------------------------
                                       George N. Tietjen III
                                       Vice-President and Controller